Earnings Conference Call October 29, 2015 Quarter Ended September 30, 2015

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations. 2

Income Statement Highlights U.S. GAAP 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2015 Jun 2015 Sep 2014 Net sales $ 186,123 $ 187,590 $ 215,293 Gross margin $ 42,806 $ 39,713 $ 45,755 Gross margin as a percentage of net sales 23.0% 21.2% 21.3 % Selling, general and administrative $ 22,948 $ 30,430 $ 25,510 SG&A as a percentage of net sales 12.3% 16.2% 11.8 % Operating income (loss) $ 13,987 $ 1,243 $ 12,770 Net income (loss) from continuing operations $ 7,194 $ (37,050) $ 7,730 Net income (loss) from discontinued operations — — (1,400) Net income (loss) $ 7,194 $ (37,050) $ 6,330 Per Basic and Diluted Share Data: Net income (loss) from continuing operations-basic $ 0.16 $ (0.81) $ 0.17 Net income (loss) from discontinued operations-basic — — (0.03) Net income (loss)-basic 0.16 (0.81) 0.14 Net income (loss) from continuing operations - diluted 0.14 (0.81) 0.15 Net income (loss) from discontinued operations - diluted — — (0.03) Net income (loss) - diluted 0.14 (0.81) 0.12 Weighted avg. shares - basic 45,767 45,552 45,400 Weighted avg. shares - diluted 50,004 45,552 52,521

Income Statement Highlights Non-GAAP 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2015 Jun 2015 Sep 2014 Net sales $ 186,123 $ 187,590 $ 215,293 Adjusted gross margin $ 43,452 $ 40,321 $ 46,407 Adjusted gross margin as a percentage of net sales 23.3% 21.5% 21.6 % Adjusted selling, general and administrative $ 21,130 $ 23,964 $ 24,119 Adjusted SG&A as a percentage of net sales 11.4% 12.8% 11.2 % Adjusted operating income (loss) $ 16,230 $ 10,106 $ 16,054 Adjusted net income (loss) $ 4,274 $ 660 $ 3,465 Adjusted EBITDA $ 24,415 $ 20,156 $ 25,875 Per share data: Adjusted net income (loss) - basic $ 0.09 $ 0.01 $ 0.08 Adjusted net income (loss) - diluted $ 0.09 $ 0.01 $ 0.07 Weighted avg. shares - basic 45,767 45,552 45,400 Weighted avg. shares - diluted 50,004 52,276 52,521

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Solid Capacitors 5 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 141,284 $ 139,677 $ 163,019 Adjusted gross margin 40,053 36,273 44,125 Adjusted gross margin as a percentage of net sales 28.3% 26.0% 27.1 % Adjusted operating income (loss) $ 34,889 $ 30,842 $ 39,224

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Film & Electrolytics 6 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 44,839 $ 47,913 $ 52,274 Adjusted gross margin 3,399 4,047 2,264 Adjusted gross margin as a percentage of net sales 7.6% 8.4% 4.3 % Adjusted operating income (loss) $ 1,460 $ 1,968 $ 1

Financial Highlights (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable. (3) Calculated by annualizing the current quarter's Cost of sales divided by current quarter's accounts payable. 7 (Amounts in millions, except DSO and DPO) Sep 2015 Jun 2015 FX Impact Cash, cash equivalents $ 37.3 $ 31.1 $ (0.1) Capital expenditures $ 3.5 $ 5.8 Short-term debt $ 5.0 $ 6.0 Long-term debt 388.0 388.0 Debt premium 2.1 2.3 Total debt $ 395.1 $ 396.3 $ — Equity $ 130.3 $ 130.5 $ (4.5) Net working capital (1) $ 206.7 $ 202.7 $ (0.4) Days in receivables (DSO)(2) 46 47 Days in payables (DPO)(3) 45 47

Sales Summary - Q2 FY2016 8

Appendix

Adjusted Gross Margin Non-GAAP 10 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2015 Jun 2015 Sep 2014 Net Sales $ 186,123 $ 187,590 $ 215,293 Gross Margin $ 42,806 $ 39,713 $ 45,755 Gross margin as a percentage of net sales 23.0% 21.2% 21.3 % Adjustments: Plant start-up costs 187 195 1,114 Stock-based compensation expense 459 413 359 Inventory revaluation — — (821) Adjusted Gross margin $ 43,452 $ 40,321 $ 46,407 Adjusted gross margin as a percentage of net sales 23.3% 21.5% 21.6%

Adjusted Selling, General & Administrative Expenses Non-GAAP 11 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2015 Jun 2015 Sep 2014 Net sales $ 186,123 $ 187,590 $ 215,293 Selling, general and administrative expenses $ 22,948 $ 30,430 $ 25,510 Selling, general, and administrative as a percentage of net sales 12.3% 16.2% 11.8 % Less adjustments: ERP integration/IT transition costs 282 4,369 409 Legal expenses related to antitrust class actions 541 718 — NEC TOKIN investment-related expenses 186 224 487 Stock-based compensation expense 809 843 495 Pension plan adjustment — 312 — Adjusted selling, general and administrative expenses $ 21,130 $ 23,964 $ 24,119 Adjusted selling, general, and administrative as a percentage of net sales 11.4% 12.8% 11.2%

Adjusted Operating Income (Loss) Non-GAAP 12 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Operating income (loss) $ 13,987 $ 1,243 $ 12,770 Adjustments: Restructuring charges 23 1,824 1,687 Stock-based compensation expense 1,328 1,279 958 ERP integration/IT transition costs 282 4,369 409 Legal expenses related to antitrust class actions 541 718 — Plant start-up costs 187 195 1,114 NEC TOKIN investment-related expenses 186 224 487 Pension plan adjustment — 312 — Net (gain) loss on sales and disposals of assets (304) (58) (550) Inventory revaluation — — (821) Adjusted operating income (loss) $ 16,230 $ 10,106 $ 16,054

Adjusted Net Income (Loss)
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Sep 2015	Jun 2015	Sep 2014
Net income (loss)	$ 7,194	$ (37,050)	$ 6,330
Adjustments:			
Restructuring charges	23	1,824	1,687
Equity (income) loss from NEC TOKIN	(162)	(1,585)	(232)
Inventory revaluation	—	—	(821)
Net (gain) loss on sales and disposals of assets	(304)	(58)	(550)
Stock-based compensation expense	1,328	1,279	958
Legal expenses related to antitrust class actions	541	718	—
ERP integration/IT transition costs	282	4,369	409
Change in value of NEC TOKIN options	(2,200)	29,200	(6,600)
Plant start-up costs	187	195	1,114
Net foreign exchange (gain) loss	(3,171)	1,049	(1,351)
NEC TOKIN investment-related expenses	186	224	487
(Income) loss from discontinued operations	—	—	1,400
Pension plan adjustment	—	312	—
Amortization included in interest expense	217	220	583
Income tax effect of non-GAAP adjustments (1)	153	(37)	51
Adjusted net income (loss)	$ 4,274	$ 660	$ 3,465
Adjusted net income (loss) per share - basic	$ 0.09	$ 0.01	$ 0.08
Adjusted net income (loss) per share - diluted	$ 0.09	$ 0.01	$ 0.07
Weighted avg. shares - basic	45,767	45,552	45,400
Weighted avg. shares - diluted	50,004	52,276	52,521

(1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

13

Adjusted EBITDA Reconciliation Non-GAAP 14 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net income (loss) $ 7,194 $ (37,050) $ 6,330 Interest expense, net 9,808 10,010 10,284 Income tax expense (benefit) 1,438 (248) 2,583 Depreciation and amortization 9,265 9,917 10,177 EBITDA 27,705 (17,371) 29,374 Excluding the following items: Restructuring charges 23 1,824 1,687 Legal expenses related to antitrust class actions 541 718 — Equity (income) loss from NEC TOKIN (162) (1,585) (232) Inventory revaluation — — (821) Net (gain) loss on sales and disposals of assets (304) (58) (550) Stock-based compensation expense 1,328 1,279 958 ERP integration/IT transition costs 282 4,369 409 Change in value of NEC TOKIN options (2,200) 29,200 (6,600) Plant start-up costs 187 195 1,114 Net foreign exchange (gain) loss (3,171) 1,049 (1,351) NEC TOKIN investment-related expenses 186 224 487 Pension plan adjustment — 312 — (Income) loss from discontinued operations — — 1,400 Adjusted EBITDA $ 24,415 $ 20,156 $ 25,875

Adjusted Gross Margin-Non-GAAP Solid Capacitors 15 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 141,284 $ 139,677 $ 163,019 Gross margin 39,723 35,877 43,460 Gross margin as a percentage of net sales 28.1% 25.7% 26.7 % Adjustments: Inventory revaluation — — (238) Stock-based compensation expense 330 359 190 Plant start-up costs — 37 713 Adjusted gross margin $ 40,053 $ 36,273 $ 44,125 Adjusted gross margin as a percentage of net sales 28.3% 26.0% 27.1%

Adjusted Gross Margin-Non-GAAP Film & Electrolytics 16 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 44,839 $ 47,913 $ 52,274 Gross margin 3,083 3,836 2,295 Gross margin as a percentage of net sales 6.9% 8.0% 4.4 % Adjustments: Inventory revaluation — — (583) Stock-based compensation expense 129 54 151 Plant start-up costs 187 157 401 Adjusted gross margin $ 3,399 $ 4,047 $ 2,264 Adjusted gross margin as a percentage of net sales 7.6% 8.4% 4.3%

Adjusted Operating Income (Loss)-Non-GAAP Solid Capacitors 17 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 141,284 $ 139,677 $ 163,019 Operating income (loss) 33,979 30,033 38,386 Adjustments: Inventory revaluation — — (238) Restructuring charges 570 232 169 Stock-based compensation expense 330 359 190 Plant start-up costs — 37 713 NEC TOKIN investment-related expenses — 1 — (Gain) loss on sales and disposals of assets 10 180 4 Adjusted operating income (loss) $ 34,889 $ 30,842 $ 39,224

Adjusted Operating Income (Loss)-Non-GAAP Film & Electrolytics 18 For the Quarters Ended (Amounts in thousands) Sep 2015 Jun 2015 Sep 2014 Net sales $ 44,839 $ 47,913 $ 52,274 Operating income (loss) 2,217 712 (917) Adjustments: Inventory revaluation — — (583) Restructuring charges (749) 1,286 1,500 Stock-based compensation expense 129 54 151 Plant start-up costs 187 157 401 (Gain) loss on sales and disposals of assets (324) (241) (551) Adjusted operating income (loss) $ 1,460 $ 1,968 $ 1

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 19

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 20

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 21